SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                January 20, 2005

                                SUN BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


       New Jersey                    0-20957               52-1382541
-----------------------------     -----------------       --------------
(State or other jurisdiction      (SEC File No.)          (IRS Employer
     of incorporation)                                    Identification Number)

226 Landis Avenue, Vineland, New Jersey                   08360
---------------------------------------                   -----
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (856) 691-7700
                                                    --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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                                SUN BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

                 Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On January 20, 2005, John D. Wallace, a director of the Registrant, submitted notice to the Board of Directors that he will retire from the Registrant's Board of Directors and from the Board of Directors of Sun National Bank, the Registrant's wholly-owned subsidiary, effective as of the date of the 2005 annual meeting of stockholders of the Registrant.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       SUN BANCORP, INC.



Date: January 21, 2005                 By:  /s/ Dan A. Chila
                                            ------------------------------------
                                            Dan A. Chila
                                            Executive Vice President and
                                            Chief Financial Officer